SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 16, 2006

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CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey (Address of Principal Executive Offices)	08543 (Zip Code)

Registrant's te1ephone number, including area code: (609) 683-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 16, 2006, Church & Dwight Co., Inc. (the "Company") entered into an employment agreement with Bruce F. Fleming for the position of Chief Marketing Officer of the Company (the "Employment Agreement"). The following is a summary of the material terms of the Employment Agreement.

Under the Employment Agreement, Mr. Fleming is entitled to receive an annual base salary of $300,000 and will be eligible to participate in the Company's Incentive Compensation Program, with a target bonus of 45% of his annual base salary, based on appropriate business targets and individual objectives. On January 16, 2006, Mr. Fleming received a stock option grant of 10,000 shares of Company common stock which shall vest upon the three year anniversary of his commencement of employment on January 16, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10 Employment Agreement between the Company and Bruce F. Fleming.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHURCH & DWIGHT CO., INC.

Date:	January 23, 2006	By:
Name: James R. Craigie Title: President and Chief Executive Officer